Exhibit 99.3

Supplemental Operating and Financial Data
Third Quarter and Nine Months Ended September 30, 2019

Q3 2019 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 40.

Q3 2019 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Recreation, Education and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Recreation and Education. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q3 2019 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Craig Evans	Greg Zimmerman
Senior Vice President, General Counsel and Secretary	Executive Vice President and Chief Investment Officer

Tonya Mater	Mike Hirons
Vice President and Chief Accounting Officer	Senior Vice President - Strategy and Asset Management

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone/Nikita Bely	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	John Massocca	212-409-2056
Raymond James & Associates	Collin Mings	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q3 2019 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
Operating Information:	2019	2018	2019	2018
Revenue	$184,862	$176,409	$525,102	$534,244
Net income available to common shareholders of EPR Properties	27,969	85,797	147,844	194,844
EBITDAre (1)	139,716	156,798	404,895	471,331
Adjusted EBITDA (1)	145,436	137,873	421,761	408,217
Interest expense, net	36,640	33,576	106,744	101,992
Capitalized interest	386	2,697	5,053	7,235
Straight-lined rental revenue	4,399	3,079	10,036	7,013
Dividends declared on preferred shares	6,034	6,036	18,102	18,108
Dividends declared on common shares	87,507	80,288	257,947	240,827
General and administrative expense	11,600	11,424	35,540	36,724

	SEPTEMBER 30,
Balance Sheet Information:	2019	2018
Total assets	$6,633,290	$6,114,070
Accumulated depreciation	989,480	848,280
Total assets before accumulated depreciation (gross assets)	7,622,770	6,962,350
Cash and cash equivalents	115,839	74,153
Debt	3,101,611	2,954,962
Deferred financing costs, net	38,384	35,033
Net debt (1)	3,024,156	2,915,842
Equity	3,040,799	2,897,195
Common shares outstanding	78,240	74,337
Total market capitalization (using EOP closing price)	9,408,682	8,372,395
Net debt/total market capitalization	32%	35%
Net debt/gross assets	40%	42%
Net debt/Adjusted EBITDA (2)	5.2	5.3
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.2	5.3

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 31 through 33 for definitions. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	3ND QUARTER 2019	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018
Real estate investments:
Entertainment	$3,324,320	$3,307,670	$3,018,987	$2,909,024	$2,875,959	$2,854,274
Recreation	1,949,502	1,921,868	1,610,071	1,614,100	1,502,639	1,476,759
Education	1,108,679	1,147,220	1,188,959	1,209,393	1,204,851	1,175,973
Other	176,289	176,294	174,690	174,714	156,786	156,786
Less: accumulated depreciation	(989,480)	(954,806)	(920,409)	(883,174)	(848,280)	(810,604)
Land held for development	28,080	28,080	28,080	34,177	31,076	31,076
Property under development	31,825	80,695	315,237	287,546	289,228	268,090
Operating lease right-of-use assets	219,459	220,758	211,299	—	—	—
Mortgage notes receivable: (1)
Entertainment	14,800	14,670	—	—	23,327	23,321
Recreation	257,315	378,292	375,094	368,655	365,100	439,759
Education	141,580	157,169	152,533	148,812	184,273	178,348
Investment in direct financing leases, net	20,727	20,675	20,616	20,558	20,495	58,305
Investment in joint ventures	35,222	35,658	35,188	34,486	5,018	4,999
Cash and cash equivalents	115,839	6,927	11,116	5,872	74,153	3,017
Restricted cash	5,929	5,010	11,166	12,635	22,031	11,283
Accounts receivable	99,190	108,433	111,146	98,369	104,757	97,804
Other assets	94,014	92,042	87,458	96,223	102,657	135,034
Total assets	$6,633,290	$6,746,655	$6,431,231	$6,131,390	$6,114,070	$6,104,224

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$121,351	$126,015	$117,746	$168,463	$138,829	$122,359
Operating lease liabilities	244,358	245,372	235,612	—	—	—
Common dividends payable	29,340	29,084	28,306	26,765	26,761	26,765
Preferred dividends payable	6,034	6,034	6,034	6,034	6,036	6,036
Unearned rents and interest	89,797	78,629	85,012	79,051	90,287	79,121
Line of credit	—	240,000	70,000	30,000	—	30,000
Deferred financing costs, net	(38,384)	(31,957)	(32,838)	(33,941)	(35,033)	(36,020)
Other debt	3,139,995	3,008,580	3,008,580	2,989,995	2,989,995	2,989,995
Total liabilities	3,592,491	3,701,757	3,518,452	3,266,367	3,216,875	3,218,256
Equity:
Common stock and additional paid-in- capital	3,815,278	3,759,032	3,597,916	3,505,266	3,497,055	3,492,333
Preferred stock at par value	148	148	148	148	148	148
Treasury stock	(147,435)	(147,143)	(146,906)	(130,728)	(129,801)	(129,048)
Accumulated other comprehensive income	4,659	5,174	8,397	12,085	19,246	17,497
Distributions in excess of net income	(631,851)	(572,313)	(546,776)	(521,748)	(489,453)	(494,962)
Total equity	3,040,799	3,044,898	2,912,779	2,865,023	2,897,195	2,885,968
Total liabilities and equity	$6,633,290	$6,746,655	$6,431,231	$6,131,390	$6,114,070	$6,104,224

(1) Includes related accrued interest receivable.

Q3 2019 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	3RD QUARTER 2019	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018
Rental revenue:
Entertainment	$87,720	$83,718	$80,513	$76,742	$75,552	$74,640
Recreation	42,784	42,886	40,529	38,732	36,215	34,443
Education	27,643	28,059	26,707	27,757	26,851	25,649
Other	3,115	2,667	2,974	2,284	2,287	2,287
Mortgage and other financing income:
Entertainment	382	107	56	4,457	612	2,100
Recreation	6,238	8,654	9,312	8,277	29,678	57,540
Education	5,516	3,881	4,107	7,803	4,849	5,562
Other income	11,464	5,726	344	435	365	646
Total revenue	$184,862	$175,698	$164,542	$166,487	$176,409	$202,867

Property operating expense	14,663	14,771	15,793	8,890	6,968	7,334
Other expense	11,403	8,091	—	325	118	—
General and administrative expense	11,600	12,230	11,710	12,165	11,424	12,976
Severance expense	1,521	—	420	5,938	—	—
Litigation settlement expense	—	—	—	—	—	2,090
Costs associated with loan refinancing or payoff	38,407	—	—	—	—	15
Interest expense, net	36,640	36,278	33,826	33,515	33,576	34,079
Transaction costs	5,959	6,923	5,123	1,583	1,101	405
Impairment charges	—	—	—	10,735	—	16,548
Depreciation and amortization	45,134	42,355	39,743	39,541	38,623	37,582
Income before equity in income (loss) in joint ventures and other items	19,535	55,050	57,927	53,795	84,599	91,838
Equity in (loss) income from joint ventures	(435)	470	489	(5)	20	(88)
Gain on sale of real estate	14,303	9,774	6,328	349	2,215	473
Gain on sale of investment in direct financing leases	—	—	—	—	5,514	—
Income tax benefit (expense)	600	1,300	605	(108)	(515)	(642)
Net income	34,003	66,594	65,349	54,031	91,833	91,581
Preferred dividend requirements	(6,034)	(6,034)	(6,034)	(6,034)	(6,036)	(6,036)
Net income available to common shareholders of EPR Properties	$27,969	$60,560	$59,315	$47,997	$85,797	$85,545

Q3 2019 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	3RD QUARTER 2019	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018
Net income available to common shareholders of EPR Properties	$27,969	$60,560	$59,315	$47,997	$85,797	$85,545
Gain on sale of real estate	(14,303)	(9,774)	(6,328)	(349)	(2,215)	(473)
Gain on sale of investment in direct financing leases	—	—	—	—	(5,514)	—
Impairment of real estate investments	—	—	—	10,735	—	16,548
Real estate depreciation and amortization	44,863	42,098	39,514	39,297	38,388	37,359
Allocated share of joint venture depreciation	553	554	555	56	54	58
FFO available to common shareholders of EPR Properties	$59,082	$93,438	$93,056	$97,736	$116,510	$139,037

FFO available to common shareholders of EPR Properties	$59,082	$93,438	$93,056	$97,736	$116,510	$139,037
Add: Preferred dividends for Series C preferred shares	—	1,939	1,939	1,939	1,940	1,940
Add: Preferred dividends for Series E preferred shares	—	1,939	1,939	1,939	1,939	—
Diluted FFO available to common shareholders of EPR Properties	$59,082	$97,316	$96,934	$101,614	$120,389	$140,977

FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$59,082	$93,438	$93,056	$97,736	$116,510	$139,037
Costs associated with loan refinancing or payoff	38,407	—	—	—	—	15
Transaction costs	5,959	6,923	5,123	1,583	1,101	405
Severance expense	1,521	—	420	5,938	—	—
Litigation settlement expense	—	—	—	—	—	2,090
Termination fee included in gain on sale	11,324	6,533	5,001	—	1,864	—
Deferred income tax (benefit) expense	(984)	(1,675)	(609)	(182)	92	235
FFO as adjusted available to common shareholders of EPR Properties	$115,309	$105,219	$102,991	$105,075	$119,567	$141,782

FFO as adjusted available to common shareholders of EPR Properties	$115,309	$105,219	$102,991	$105,075	$119,567	$141,782
Add: Preferred dividends for Series C preferred shares	1,939	1,939	1,939	1,939	1,940	1,940
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,939	1,939
Diluted FFO as adjusted available to common shareholders of EPR Properties	$119,187	$109,097	$106,869	$108,953	$123,446	$145,661
FFO per common share:
Basic	$0.76	$1.23	$1.25	$1.31	$1.57	$1.87
Diluted	0.76	1.22	1.23	1.30	1.54	1.84
FFO as adjusted per common share:
Basic	$1.49	$1.38	$1.38	$1.41	$1.61	$1.91
Diluted	1.46	1.36	1.36	1.39	1.58	1.87
Shares used for computation (in thousands):
Basic	77,632	76,164	74,679	74,343	74,345	74,329
Diluted	77,664	76,199	74,725	74,402	74,404	74,365
Effect of dilutive Series C preferred shares	2,170	2,158	2,145	2,133	2,122	2,110
Adjusted weighted-average shares outstanding-diluted Series C	79,834	78,357	76,870	76,535	76,526	76,475
Effect of dilutive Series E preferred shares	1,634	1,628	1,622	1,615	1,610	1,604
Adjusted weighted-average shares outstanding-diluted Series C and Series E	81,468	79,985	78,492	78,150	78,136	78,079
(1) See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	3RD QUARTER 2019	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018

FFO available to common shareholders of EPR Properties	$59,082	$93,438	$93,056	$97,736	$116,510	$139,037
Adjustments:
Costs associated with loan refinancing or payoff	38,407	—	—	—	—	15
Transaction costs	5,959	6,923	5,123	1,583	1,101	405
Severance expense	1,521	—	420	5,938	—	—
Litigation settlement expense	—	—	—	—	—	2,090
Termination fees included in gain on sale	11,324	6,533	5,001	—	1,864	—
Deferred income tax (benefit) expense	(984)	(1,675)	(609)	(182)	92	235
Non-real estate depreciation and amortization	271	257	229	244	235	223
Deferred financing fees amortization	1,552	1,517	1,502	1,490	1,470	1,439
Share-based compensation expense to management and trustees	3,372	3,283	3,177	3,816	3,687	3,817
Amortization of above/below market leases, net and tenant allowances	(107)	(58)	(59)	(54)	(55)	(55)
Maintenance capital expenditures (2)	(2,370)	(510)	(297)	(336)	(540)	(527)
Straight-lined rental revenue	(4,399)	(3,223)	(2,414)	(3,216)	(3,079)	(2,060)
Non-cash portion of mortgage and other financing income	(237)	(1,069)	(1,014)	(784)	(819)	(784)
AFFO available to common shareholders of EPR Properties	$113,391	$105,416	$104,115	$106,235	$120,466	$143,835

AFFO available to common shareholders of EPR Properties	$113,391	$105,416	$104,115	$106,235	$120,466	$143,835
Add: Preferred dividends for Series C preferred shares	1,939	1,939	1,939	1,939	1,940	1,940
Add: Preferred dividends for Series E preferred shares	1,939	1,939	1,939	1,939	1,939	1,939
Diluted AFFO available to common shareholders of EPR Properties	$117,269	$109,294	$107,993	$110,113	$124,345	$147,714

Weighted average diluted shares outstanding (in thousands)	77,664	76,199	74,725	74,402	74,404	74,365
Effect of dilutive Series C preferred shares	2,170	2,158	2,145	2,133	2,122	2,110
Effect of dilutive Series E preferred shares	1,634	1,628	1,622	1,615	1,610	1,604
Adjusted weighted-average shares outstanding-diluted	81,468	79,985	78,492	78,150	78,136	78,079

AFFO per diluted common share	$1.44	$1.37	$1.38	$1.41	$1.59	$1.89

Dividends declared per common share	$1.125	$1.125	$1.125	$1.080	$1.080	$1.080

AFFO payout ratio (3)	78%	82%	82%	77%	68%	57%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q3 2019 Supplemental	Page 10

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1) (2)	UNSECURED CREDIT FACILITY (3)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2019	$—	$—	$—	$—	—%
2020	—	—	—	—	—%
2021	—	—	—	—	—%
2022	—	—	—	—	—%
2023	400,000	—	275,000	675,000	4.02%
2024	—	—	148,000	148,000	4.35%
2025	—	—	300,000	300,000	4.50%
2026	—	—	642,000	642,000	4.69%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
2029	—	—	500,000	500,000	3.75%
Thereafter	24,995	—	—	24,995	2.15%
Less: deferred financing costs, net	—	—	—	(38,384)	—%
	$424,995	$—	$2,715,000	$3,101,611	4.35%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate unsecured debt (1)		$3,115,000	4.37%	6.79
Fixed rate secured debt (2)		24,995	1.39%	27.84
Less: deferred financing costs, net		(38,384)	—%	—
Total		$3,101,611	4.35%	6.96

(1) Includes $400 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Includes $25 million of secured bonds that have been fixed through interest rate swaps effective October 1, 2019 through September 30, 2024.
(3) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 9/30/2019	MATURITY	AT 9/30/2019

	$1,000,000	$—	February 27, 2022	3.02%

Note: This facility has a seven-month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature pursuant to which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

Q3 2019 Supplemental	Page 11

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2019 AND DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	September 30, 2019	December 31, 2018

Senior unsecured notes payable, 5.75%, prepaid in full during the third quarter 2019	$—	$350,000
Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	—	30,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 3.15% and $50,000 fixed at 3.35% through February 7, 2022, due February 27, 2023	400,000	400,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	400,000
Senior unsecured notes payable, 3.75%, due August 15, 2029	500,000	—
Bonds payable, variable rate, fixed at 1.39% October 1, 2019 through September 30, 2024, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(38,384)	(33,941)
Total debt	$3,101,611	$2,986,054

Q3 2019 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF SEPTEMBER 30, 2019

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding public senior unsecured notes with fixed interest rates of 3.75%, 4.50%, 4.75%, 4.95% and 5.25%. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 3.75%, 4.50%, 4.75%, 4.95% and 5.25% public senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of September 30, 2019 and June 30, 2019 are:

		Actual	Actual
NOTE COVENANTS	Required	3rd Quarter 2019 (1)	2nd Quarter 2019 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	41%	42%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	1%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service) - trailing twelve months	≥ 1.5 x	3.9x	4.0x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	226%	222%

(1) See page 14 for detailed calculations.

Q3 2019 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	September 30, 2019			TOTAL DEBT:				September 30, 2019
Total Assets per balance sheet	$6,633,290			Secured debt obligations				$24,995
Add: accumulated depreciation	989,480			Unsecured debt obligations:
Less: intangible assets, net	(41,116)			Unsecured debt				3,115,000
Total Assets	$7,581,654			Outstanding letters of credit				—
				Guarantees				—
				Derivatives at fair market value, net, if liability				2,320
				Total unsecured debt obligations:				3,117,320
TOTAL UNENCUMBERED ASSETS:	September 30, 2019			Total Debt				$3,142,315
Unencumbered real estate assets, gross	$6,876,513
Cash and cash equivalents	115,839
Land held for development	28,080
Property under development	31,825
Total Unencumbered Assets	$7,052,257

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	3RD QUARTER 2019		2ND QUARTER 2019	1ST QUARTER 2019		4TH QUARTER 2018		TRAILING TWELVE MONTHS
Adjusted EBITDA per bond documents	$147,196	(1)	$140,606	$136,619	(1)	$145,107	(1)	$569,528
Less: straight-line rental revenue	(4,399)		(3,223)	(2,414)		(3,216)		(13,252)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$142,797		$137,383	$134,205		$141,891		$556,276

ANNUAL DEBT SERVICE:
Interest expense, gross	$37,575		$37,999	$37,138		$36,304		$149,016
Less: deferred financing fees amortization	(1,552)		(1,517)	(1,502)		(1,490)		(6,061)
ANNUAL DEBT SERVICE	$36,023		$36,482	$35,636		$34,814		$142,955

DEBT SERVICE COVERAGE	4.0		3.8	3.8		4.1		3.9

(1) Includes prepayment fees.

Q3 2019 Supplemental	Page 14

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT SEPTEMBER 30, 2019	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT SEPTEMBER 30, 2019	CONVERSION PRICE AT SEPTEMBER 30, 2019

Common shares	78,239,525	$76.86	N/A	(1)	N/A	N/A	N/A
Series C	5,394,050	$33.31	$134,851	5.750%	Y	0.4023	$62.14
Series E	3,447,381	$38.80	$86,185	9.000%	Y	0.4739	$52.75
Series G	6,000,000	$25.95	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at September 30, 2019 multiplied by closing price at September 30, 2019				$6,013,490
Aggregate liquidation value of Series C preferred shares (2)				134,851
Aggregate liquidation value of Series E preferred shares (2)				86,185
Aggregate liquidation value of Series G preferred shares (2)				150,000
Net debt at September 30, 2019 (3)				3,024,156
Total consolidated market capitalization				$9,408,682

(1) Total monthly dividends declared in the third quarter of 2019 were $1.125 per share.
(2) Excludes accrued unpaid dividends at September 30, 2019.
(3) See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	3RD QUARTER 2019	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018
Net debt to total market capitalization	32%	34%	33%	37%	35%	37%

Net debt to gross assets	40%	42%	42%	43%	42%	44%

Net debt/Adjusted EBITDA (1)(2)	5.2	5.8	5.7	5.5	5.3	5.6

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.2	5.5	5.4	5.4	5.3	5.5

Interest coverage ratio (5)	3.8	3.7	3.7	3.8	3.8	3.7

Fixed charge coverage ratio (5)	3.3	3.2	3.2	3.3	3.3	3.2

Debt service coverage ratio (5)	3.8	3.7	3.7	3.8	3.8	3.7

FFO payout ratio (6)	148%	92%	91%	83%	70%	59%

FFO as adjusted payout ratio (7)	77%	83%	83%	78%	68%	58%

AFFO payout ratio (8)	78%	82%	82%	77%	68%	57%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q3 2019 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	3RD QUARTER 2019	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018
Net income	$34,003	$66,594	$65,349	$54,031	$91,833	$91,581
Impairment charges	—	—	—	10,735	—	16,548
Transaction costs	5,959	6,923	5,123	1,583	1,101	405
Interest expense, gross	37,575	37,999	37,138	36,304	36,360	36,468
Severance expense	1,521	—	420	5,938	—	—
Litigation settlement expense	—	—	—	—	—	2,090
Depreciation and amortization	45,134	42,355	39,743	39,541	38,623	37,582
Share-based compensation expense
to management and trustees	3,372	3,283	3,177	3,816	3,687	3,817
Costs associated with loan refinancing or payoff	38,407	—	—	—	—	15
Interest cost capitalized	(386)	(1,530)	(3,137)	(2,669)	(2,697)	(2,294)
Straight-line rental revenue	(4,399)	(3,223)	(2,414)	(3,216)	(3,079)	(2,060)
Gain on sale of real estate	(14,303)	(9,774)	(6,328)	(349)	(2,215)	(473)
Gain on sale of investment in direct financing leases	—	—	—	—	(5,514)	—
Prepayment fees	(1,760)	—	(900)	(7,391)	(20,026)	(47,293)
Deferred income tax (benefit) expense	(984)	(1,675)	(609)	(182)	92	235
Interest coverage amount	$144,139	$140,952	$137,562	$138,141	$138,165	$136,621

Interest expense, net	$36,640	$36,278	$33,826	$33,515	$33,576	$34,079
Interest income	549	191	175	120	87	95
Interest cost capitalized	386	1,530	3,137	2,669	2,697	2,294
Interest expense, gross	$37,575	$37,999	$37,138	$36,304	$36,360	$36,468

Interest coverage ratio	3.8	3.7	3.7	3.8	3.8	3.7

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$144,139	$140,952	$137,562	$138,141	$138,165	$136,621

Interest expense, gross	$37,575	$37,999	$37,138	$36,304	$36,360	$36,468
Preferred share dividends	6,034	6,034	6,034	6,034	6,036	6,036
Fixed charges	$43,609	$44,033	$43,172	$42,338	$42,396	$42,504

Fixed charge coverage ratio	3.3	3.2	3.2	3.3	3.3	3.2

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$144,139	$140,952	$137,562	$138,141	$138,165	$136,621
Interest expense, gross	$37,575	$37,999	$37,138	$36,304	$36,360	$36,468
Recurring principal payments	—	—	—	—	—	—
Debt service	$37,575	$37,999	$37,138	$36,304	$36,360	$36,468

Debt service coverage ratio	3.8	3.7	3.7	3.8	3.8	3.7
(1) See pages 31 through 33 for definitions. See Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures.

Q3 2019 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	SEPTEMBER 30, 2019	DECEMBER 31, 2018
Mortgage notes, 7.00% and 10.00%, paid in full July 1, 2019	Recreation	$—	$179,846
Mortgage note and related accrued interest receivable, 10.0%, paid in full July 10, 2019	Education	—	15,652
Mortgage note, 7.00%, due December 20, 2021	Education	51,853	54,535
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,803
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,977	10,977
Mortgage note and related accrued interest receivable, 7.55%, due July 31, 2029	Recreation	4,581	—
Mortgage note, 6.99%, due September 30, 2031	Recreation	64,185	—
Mortgage note, 11.31%, due June 1, 2033	Recreation	11,674	11,934
Mortgage note and related accrued interest receivable, 8.93% to 9.38%, due June 30, 2034	Education	8,926	8,835
Mortgage note, 11.61%, due December 1, 2034	Recreation	51,050	51,050
Mortgage notes, 10.59%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 11.04%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.43%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 10.35%, due July 31, 2036	Education	6,442	6,383
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,068	18,068
Mortgage note and related accrued interest receivable, 9.95%, due December 31, 2036	Education	9,839	9,839
Mortgage note and related accrued interest receivable, 8.84%, due April 30, 2037	Education	5,048	4,952
Mortgage note, 9.10%, due June 30, 2037	Education	4,203	4,165
Mortgage note and related accrued interest receivable, 8.84%, due July 31, 2037	Education	4,237	4,236
Mortgage note and related accrued interest receivable, 8.75%, due August 31, 2037	Education	28,382	23,718
Mortgage note and related accrued interest receivable, 9.02%, due September 30, 2037	Education	14,471	14,325
Mortgage note and related accrued interest receivable, 7.85%, due January 31, 2038	Recreation	10,360	10,360
Mortgage note, 7.50%, due August 30, 2038	Education	3,930	2,172
Mortgage note and related accrued interest receivable, 7.75%, due May 9, 2039	Education	4,249	—
Mortgage note and related accrued interest receivable, 8.125%, due June 17, 2039	Entertainment	14,800	—
Total mortgage notes and related accrued interest receivable		$413,695	$517,467

Q3 2019 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2019 CAPITAL SPENDING	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED SEPTEMBER 30, 2019	CAPITAL SPENDING NINE MONTHS ENDED SEPTEMBER 30, 2019
Development and redevelopment of megaplex theatres	Entertainment	$6,032	$32,690
Acquisition of megaplex theatres	Entertainment	—	377,828
Acquisition and development of other entertainment and retail properties	Entertainment	4,853	13,625
Investment in mortgage note and note receivable for other entertainment	Entertainment	—	16,200
Development of Topgolf golf entertainment complexes	Recreation	13,956	36,251
Investment in mortgage notes and note receivable for recreation properties	Recreation	68,741	75,343
Investment in unconsolidated real estate joint venture owning two recreation anchored lodging properties	Recreation	—	1,105
Redevelopment of recreation properties	Recreation	279	1,211
Acquisition of attractions	Recreation	—	23,963
Investment in the Kartrite Resort and Indoor Waterpark	Recreation	6,641	52,762
Development of public charter school properties	Education	9,331	26,204
Investment in mortgage notes receivable for public charter schools	Education	823	4,966
Acquisition, development and redevelopment of early childhood education centers	Education	4,914	8,847
Investment in mortgage notes and notes receivable for early childhood education centers	Education	1,896	8,494
Development of private school properties	Education	616	4,913
Investment in the Resorts World Catskills project	Other	47	258
Total investment spending		$118,129	$684,660
Maintenance and other capital spending, net	n/a	2,309	13,240
Total capital spending		$120,438	$697,900

2019 DISPOSITIONS	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED SEPTEMBER 30, 2019	NET PROCEEDS NINE MONTHS ENDED SEPTEMBER 30, 2019
Sale of attraction property	Recreation	$—	$3,992
Mortgage note paydown	Recreation	189,791	189,791
Sale of excess land	Recreation	601	601
Sale of public charter schools	Education	78,859	162,267
Sale of excess land	Education	—	2,746
Sale of undeveloped land	Education	—	5,668
Mortgage note paydown	Education	17,811	17,811
Sale of early education center	Education	7,300	7,300
Total dispositions		$294,362	$390,176

Q3 2019 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT SEPTEMBER 30, 2019 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	SEPTEMBER 30, 2019		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	4TH QUARTER 2019	1ST QUARTER 2020	2ND QUARTER 2020	3RD QUARTER 2020	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$14,288	3	$6,689	$7,059	$5,959	$3,000	$3,000	$39,995	100%
Recreation (3)	1,128	1	165	400	230	26	64	2,013	100%
Education	1,690	1	2,750	1,000	—	—	—	5,440	100%
Total Build-to-Suit	17,106	5	$9,604	$8,459	$6,189	$3,026	$3,064	$47,448
Non Build-to-Suit Development	14,719
Total Property Under Development	$31,825
		SEPTEMBER 30, 2019	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	4TH QUARTER 2019	1ST QUARTER 2020	2ND QUARTER 2020	3RD QUARTER 2020	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 3RD QUARTER 2019
Entertainment		3	$3,194	$—	$20,916	$15,885	$—	$39,995	$18,848
Recreation		1	—	—	—	2,013	—	2,013	29,076
Education		1	—	5,440	—	—	—	5,440	36,122
Total Build-to-Suit		5	$3,194	$5,440	$20,916	$17,898	$—	$47,448	$84,046

	SEPTEMBER 30, 2019		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	4TH QUARTER 2019	1ST QUARTER 2020	2ND QUARTER 2020	3RD QUARTER 2020	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Recreation	74,570	3	7,481	3,033	3,033	1,367	—	89,484
Education	28,382	1	500	—	—	—	—	28,882
Total Build-to-Suit Mortgage Notes	102,952	4	$7,981	$3,033	$3,033	$1,367	$—	$118,366
Non Build-to-Suit Mortgage Notes	310,743
Total Mortgage Notes Receivable	$413,695

(1) This schedule includes only those properties for which the Company has commenced construction as of September 30, 2019.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation excludes property under development related to the Company's two unconsolidated real estate joint ventures that own recreation anchored lodging properties in St. Petersburg, Florida. The Company's spending estimates for this are estimated at $14.6 million for 2020.

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q3 2019 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$87,720	$42,784	$27,643	$3,115	$161,262	$—	$161,262
Other income	1,202	9,988	—	—	11,190	274	11,464
Mortgage and other financing income	382	6,238	5,516	—	12,136	—	12,136
Total revenue	89,304	59,010	33,159	3,115	184,588	274	184,862

Property operating expense	(9,497)	(2,843)	(1,107)	(997)	(14,444)	(219)	(14,663)
Other expense	(864)	(10,539)	—	—	(11,403)	—	(11,403)
Total investment expenses	(10,361)	(13,382)	(1,107)	(997)	(25,847)	(219)	(26,066)
General and administrative expense	—	—	—	—	—	(11,600)	(11,600)
Prepayment fees	—	—	(1,760)	—	(1,760)	—	(1,760)
Adjusted EBITDA (1)	$78,943	$45,628	$30,292	$2,118	$156,981	$(11,545)	$145,436
	50%	29%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Severance expense						(1,521)	(1,521)
Costs associated with loan refinancing or payoff						(38,407)	(38,407)
Interest expense, net						(36,640)	(36,640)
Transaction costs						(5,959)	(5,959)
Depreciation and amortization						(45,134)	(45,134)
Equity in loss from joint ventures						(435)	(435)
Gain on sale of real estate						14,303	14,303
Income tax benefit						600	600
Prepayment fees						1,760	1,760
Net income							34,003
Preferred dividend requirements						(6,034)	(6,034)
Net income available to common shareholders of EPR Properties							$27,969

(1) See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$251,951	$126,199	$82,409	$8,756	$469,315	$—	$469,315
Other income	2,787	13,897	—	—	16,684	850	17,534
Mortgage and other financing income	545	24,204	13,504	—	38,253	—	38,253
Total revenue	255,283	164,300	95,913	8,756	524,252	850	525,102

Property operating expense	(29,993)	(8,306)	(3,275)	(2,974)	(44,548)	(679)	(45,227)
Other expense	(1,893)	(17,601)	—	—	(19,494)	—	(19,494)
Total investment expenses	(31,886)	(25,907)	(3,275)	(2,974)	(64,042)	(679)	(64,721)
General and administrative expense	—	—	—	—	—	(35,540)	(35,540)
Prepayment fees	—	(900)	(1,760)	—	(2,660)	—	(2,660)
Adjusted EBITDA (1)	$223,397	$137,493	$90,878	$5,782	$457,550	$(35,369)	$422,181
	49%	30%	20%	1%	100%
Reconciliation to Consolidated Statements of Income:
Severance expense						(1,941)	(1,941)
Costs associated with loan refinancing or payoff						(38,407)	(38,407)
Interest expense, net						(106,744)	(106,744)
Transaction costs						(18,005)	(18,005)
Depreciation and amortization						(127,232)	(127,232)
Equity in income from joint ventures						524	524
Gain on sale of real estate						30,405	30,405
Income tax benefit						2,505	2,505
Prepayment fees						2,660	2,660
Net income							165,946
Preferred dividend requirements						(18,102)	(18,102)
Net income available to common shareholders of EPR Properties							$147,844
(1) See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 22

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$75,552	$36,215	$26,851	$2,287	$140,905	$—	$140,905
Other income	143	—	—	—	143	222	365
Mortgage and other financing income	612	29,678	4,849	—	35,139	—	35,139
Total revenue	76,307	65,893	31,700	2,287	176,187	222	176,409

Property operating expense	(5,917)	(34)	(407)	(449)	(6,807)	(161)	(6,968)
Other expense	—	(118)	—	—	(118)	—	(118)
Total investment expenses	(5,917)	(152)	(407)	(449)	(6,925)	(161)	(7,086)
General and administrative expense	—	—	—	—	—	(11,424)	(11,424)
Prepayment fees	—	(20,026)	—	—	(20,026)	—	(20,026)
Adjusted EBITDA (1)	$70,390	$45,715	$31,293	$1,838	$149,236	$(11,363)	$137,873
	47%	31%	21%	1%	100%

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(33,576)	(33,576)
Transaction costs						(1,101)	(1,101)
Depreciation and amortization						(38,623)	(38,623)
Equity in income from joint ventures						20	20
Gain on sale of real estate						2,215	2,215
Gain on sale of investement in a direct financing lease						5,514	5,514
Income tax expense						(515)	(515)
Prepayment fees						20,026	20,026
Net income							91,833
Preferred dividend requirements						(6,036)	(6,036)
Net income available to common shareholders of EPR Properties							$85,797

(1) See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 23

FINANCIAL INFORMATION BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$225,040	$104,090	$74,885	$6,833	$410,848	$—	$410,848
Other income	147	62	—	—	209	1,432	1,641
Mortgage and other financing income	3,514	100,923	17,318	—	121,755	—	121,755
Total revenue	228,701	205,075	92,203	6,833	532,812	1,432	534,244

Property operating expense	(17,962)	(91)	(1,880)	(1,452)	(21,385)	(481)	(21,866)
Other expense	—	(118)	—	—	(118)	—	(118)
Total investment expenses	(17,962)	(209)	(1,880)	(1,452)	(21,503)	(481)	(21,984)
General and administrative expense	—	—	—	—	—	(36,724)	(36,724)
Prepayment fees	(1,359)	(65,960)	—	—	(67,319)	—	(67,319)
Adjusted EBITDA (1)	$209,380	$138,906	$90,323	$5,381	$443,990	$(35,773)	$408,217
	47%	31%	21%	1%	100%

Reconciliation to Consolidated Statements of Income:
Litigation settlement expense						(2,090)	(2,090)
Costs associated with loan refinancing or payoff						(31,958)	(31,958)
Interest expense, net						(101,992)	(101,992)
Transaction costs						(2,115)	(2,115)
Impairment charges						(16,548)	(16,548)
Depreciation and amortization						(113,889)	(113,889)
Equity in loss from joint ventures						(17)	(17)
Gain on sale of real estate						2,688	2,688
Gain on sale of investment in a direct financing lease						5,514	5,514
Income tax expense						(2,177)	(2,177)
Prepayment fees						67,319	67,319
Net income							212,952
Preferred dividend requirements						(18,108)	(18,108)
Net income available to common shareholders of EPR Properties							$194,844

(1) See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 24

TOTAL INVESTMENT BY SEGMENT
AS OF SEPTEMBER 30, 2019 AND DECEMBER 31, 2018
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of September 30, 2019
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Real estate investments, net of accumulated depreciation	$2,594,434	$1,794,930	$1,004,042	$175,904	$5,569,310
Add back accumulated depreciation on real estate investments	729,886	154,572	104,637	385	989,480
Land held for development	4,457	—	3,455	20,168	28,080
Property under development	27,124	1,128	3,573	—	31,825
Mortgage notes and related accrued interest receivable	14,800	257,315	141,580	—	413,695
Investment in direct financing leases, net	—	—	20,727	—	20,727
Investment in joint ventures	4,709	30,513	—	—	35,222
Intangible assets, gross (1)	30,392	21,310	1,230	—	52,932
Notes receivable and related accrued interest receivable, net (1)	3,486	6,543	2,473	—	12,502
Total investments (2)	$3,409,288	$2,266,311	$1,281,717	$196,457	$7,153,773
% of total investments	47%	32%	18%	3%	100%

	As of December 31, 2018
	ENTERTAINMENT	RECREATION	EDUCATION	OTHER	CONSOLIDATED
Real estate investments, net of accumulated depreciation	$2,238,831	$1,497,759	$1,112,790	$174,677	$5,024,057
Add back accumulated depreciation on real estate investments	670,193	116,341	96,603	37	883,174
Land held for development	4,457	—	9,552	20,168	34,177
Property under development	20,031	249,911	17,604	—	287,546
Mortgage notes and related accrued interest receivable	—	368,655	148,812	—	517,467
Investment in direct financing leases, net	—	—	20,558	—	20,558
Investment in joint ventures	4,962	29,524	—	—	34,486
Intangible assets, gross (1)	28,874	21,310	1,230	—	51,414
Notes receivable and related accrued interest receivable, net (1)	1,976	3,469	—	—	5,445
Total investments (2)	$2,969,324	$2,286,969	$1,407,149	$194,882	$6,858,324
% of total investments	43%	33%	21%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of September 30, 2019 in the Company's Quarterly Report on Form 10-Q and December 31, 2018 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	9/30/2019	12/31/2018
Intangible assets, gross	$52,932	$51,414
Less: accumulated amortization on intangible assets	(11,816)	(8,923)
Notes receivable and related accrued interest receivable, net	12,502	5,445
Prepaid expenses and other current assets	40,396	48,287
Total other assets	$94,014	$96,223

(2) See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 25

LEASE EXPIRATIONS
AS OF SEPTEMBER 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			RECREATION PORTFOLIO			EDUCATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2019 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2019 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	FINANCING INCOME/RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED SEPTEMBER 30, 2019 (1)	% OF TOTAL REVENUE
2019	3	$6,511	1%	—	$—	—%	8	$12,376	2%
2020	2	3,941	1%	—	—	—%	1	(343)	—%
2021	8	11,954	2%	—	—	—%	—	—	—%
2022	10	21,655	3%	—	—	—%	—	—	—%
2023	8	19,742	3%	—	—	—%	—	—	—%
2024	13	27,053	4%	—	—	—%	1	658	—%
2025	4	9,236	1%	1	1,963	—%	—	—	—%
2026	8	16,250	2%	1	5,368	1%	—	—	—%
2027	17	23,100	3%	2	18,668	3%	6	4,492	1%
2028	13	26,843	4%	—	—	—%	1	80	—%
2029	13	18,685	3%	2	5,764	1%	—	—	—%
2030	18	24,480	4%	—	—	—%	—	—	—%
2031	14	22,571	3%	—	—	—%	10	4,039	1%
2032	8	8,633	1%	5	7,034	1%	4	2,562	—%
2033	9	9,851	2%	2	3,967	—%	3	2,880	—%
2034	25	14,269	2%	7	12,758	2%	10	20,520	3%
2035	2	2,297	—%	13	42,357	6%	8	8,433	1%
2036	2	2,588	—%	5	11,628	2%	11	15,849	2%
2037	3	7,726	1%	14	35,848	5%	8	4,789	1%
2038	2	3,631	1%	7	16,021	2%	7	6,496	1%
Thereafter	—	—	—%	6	3,499	1%	48	18,937	3%
	182	$281,016	41%	65	$164,875	24%	126	$101,768	15%

Note: This schedule relates to owned and leased megaplex theatres, ski areas, attractions, golf entertainment complexes, public charter schools, early education centers and private schools only, which together represent approximately 80% of total revenue for the trailing twelve months ended September 30, 2019. This schedule excludes entertainment properties that are not megaplex theatres, properties under construction, land held for development, properties operated by the Company and investments in mortgage notes receivable.

(1) Rental revenue for the trailing twelve months ended September 30, 2019 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized during the three and nine months ended September 30, 2019 in accordance with Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).

Q3 2019 Supplemental	Page 26

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE (1) (2)	PERCENTAGE OF TOTAL REVENUE (1) (2)
			FOR THE THREE MONTHS ENDED	FOR THE NINE MONTHS ENDED
	CUSTOMERS	ASSET TYPE	SEPTEMBER 30, 2019	SEPTEMBER 30, 2019

1.	AMC Theatres	Entertainment	18.1%	18.3%
2.	Regal Entertainment Group	Entertainment	12.3%	10.7%
3.	Topgolf	Recreation	11.6%	11.4%
4.	Cinemark	Entertainment	5.6%	5.7%
5.	Vail Resorts	Recreation	4.0%	4.4%
6.	Basis Independent Schools	Education	3.1%	3.3%
7.	Camelback Resort	Recreation	3.0%	3.0%
8.	Premier Parks	Recreation	2.5%	2.5%
9.	VSS Southern	Entertainment	2.4%	2.5%
10.	Six Flags	Recreation	2.3%	2.4%

	Total		64.9%	64.2%

(1) Total revenue for the three and nine months ended September 30, 2019 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized in accordance with Topic 842.

(2) Excludes prepayment fees and other income for the three and nine months ended September 30, 2019.

Q3 2019 Supplemental	Page 27

NET ASSET VALUE (NAV) COMPONENTS
AS OF SEPTEMBER 30, 2019
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$260,392	$240	$260,632
ERC's/Retail	38,844	—	38,844
Other Entertainment	12,004	1,316	13,320
ENTERTAINMENT	311,240	1,556	312,796
Ski Areas	25,688	12,172	37,860
Attractions (2)	55,864	1,096	56,960
Golf Entertainment Complexes	68,536	4,892	73,428
Other Recreation	8,800	6,968	15,768
RECREATION	158,888	25,128	184,016
Public Charter Schools	31,508	12,664	44,172
Early Childhood Education (3)	23,492	500	23,992
Private Schools	29,716	472	30,188
EDUCATION	84,716	13,636	98,352
ANNUALIZED CASH NOI RUN RATE	$554,844	$40,320	$595,164
OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$31,825	Long-term debt (6)		$3,139,995
Land held for development	28,080	Series G liquidation value		150,000
Real estate investments, net related to Resorts World Catskills (1)	175,904	Accounts payable and accrued liabilities (7)		113,553
Real estate investments, net related to Kartrite Resort and Indoor Waterpark (2)	258,501	Preferred dividends payable		6,034
Investment in joint ventures	35,222	Unearned rents and interest (8)		31,861
Cash and cash equivalents	115,839
Restricted cash	5,929
Accounts receivable (4)	9,829
Other assets (5)	22,187
Real estate investments, net, related to CLA (3)	70,972
SHARES
Common shares outstanding	78,240
Effect of dilutive securities - share options	32
Effect of dilutive Series C preferred shares	2,170
Effect of dilutive Series E preferred shares	1,634
Diluted shares outstanding	82,076
(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended September 30, 2019 and excludes the "Other" segment related to the Resorts World Catskills project in Sullivan County, New York, which is disclosed at carrying value under other NAV components.
(2) Includes no NOI related to Kartrite Resort and Indoor Waterpark. Kartrite Resort and Indoor Waterpark assets are disclosed at carrying value under other NAV components.
(3) Includes no NOI related to CLA assets. CLA assets are disclosed at carrying value under other NAV components. NOI related to assets transferred to Crème de la Crème is included in the annualized cash NOI run rate.
(4) Excludes straight-line receivable of $89.4 million.
(5) Excludes deferred tax assets of $14.3 million, net deferred financing costs of $3.9 million, net intangible assets of $41.1 million and notes and related accrued interest of $12.5 million.
(6) Excludes deferred financing costs, net of $38.4 million.
(7) Excludes below market leases, net of $7.8 million.
(8) Excludes deferred rent liabilities related to portions of real estate investments funded by tenants of $33.3 million and cash paid by tenants during construction of $24.6 million.

Q3 2019 Supplemental	Page 28

ANNUALIZED GAAP NET OPERATING INCOME
AS OF SEPTEMBER 30, 2019
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$264,700	$224	$264,924
ERC's/Retail	38,260	—	38,260
Other Entertainment	12,464	1,304	13,768
ENTERTAINMENT	315,424	1,528	316,952

Ski Areas	26,024	12,176	38,200
Attractions (2)	56,428	1,092	57,520
Golf Entertainment Complexes	70,532	4,884	75,416
Other Recreation	8,940	6,968	15,908
RECREATION	161,924	25,120	187,044

Public Charter Schools	36,236	13,292	49,528
Early Childhood Education (3)	26,652	796	27,448
Private Schools	32,604	484	33,088
EDUCATION	95,492	14,572	110,064

ANNUALIZED GAAP NOI RUN RATE	$572,840	$41,220	$614,060

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended September 30, 2019 and excludes the "Other" segment related to the Resorts World Catskills project in Sullivan County, New York.
(2) Includes no NOI related to Kartrite Resort and Indoor Waterpark.
(3) Includes no NOI related to CLA assets. NOI related to assets transferred to Crème de la Crème is included in the annualized GAAP NOI run rate.

Q3 2019 Supplemental	Page 29

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE		2019 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR
Investment spending	$684.7	$775.0	to	$825.0	$700.0	to	$850.0
Disposition proceeds and mortgage note payoff	$390.2	$400.0	to	$475.0	$300.0	to	$400.0
Prepayment fees - entertainment and recreation properties (1)	$0.9	$0.9			$0.9
Prepayment fees - education properties (1)	$1.8	$1.8			$1.0	to	$2.0
Termination fees - education properties (2)	$22.9	$22.9			$14.0	to	$16.0
Percentage rent and participating interest income	$9.1	$13.0	to	$15.0	$13.0	to	$15.0
General and administrative expense	$35.5	$46.5	to	$48.5	$46.5	to	$48.5

FFO per diluted share	$3.21	$4.41	to	$4.49	$4.92	to	$5.05
FFO as adjusted per diluted share	$4.19	$5.44	to	$5.52	$5.32	to	$5.48

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2019 CURRENT GUIDANCE
Net income available to common shareholders of EPR Properties	$1.94	$2.58	to	$2.66
Gain on sale of real estate (2)	(0.40)	(0.40)
Real estate depreciation and amortization	1.66	2.22
Allocated share of joint venture depreciation	0.02	0.03
Impact of Series C and Series E Dilution, if applicable	(0.01)	(0.02)
FFO available to common shareholders of EPR Properties	$3.21	$4.41	to	$4.49
Costs associated with loan refinancing or payoff	0.50	0.50
Transaction costs	0.24	0.30
Severance expense	0.03	0.03
Termination fees - education properties (2)	0.30	0.30
Deferred income tax benefit	(0.04)	(0.06)
Impact of Series C and Series E Dilution, if applicable	(0.05)	(0.04)
FFO as adjusted available to common shareholders of EPR Properties	$4.19	$5.44	to	$5.52

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment fees received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

Q3 2019 Supplemental	Page 30

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax (benefit) expense, depreciation and amortization, gains and losses from disposition of real estate, impairment losses on real estate, costs (gain) associated with loan refinancing or payoff, gain on early extinguishment of debt and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure as it can help facilitate comparisons of operating performance between periods and with other REITs. The Company's method of calculating EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDAre is not a measure of performance under GAAP, does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. This measure should not be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as EBITDAre (defined above) excluding gain on insurance recovery, severance expense, litigation settlement expense, impairment of direct financing lease (allowance for lease loss portion), the provision for loan losses, transaction costs and prepayment fees and which is then multiplied by four to get an annual amount. For the three months and year ended December 31, 2017, Adjusted EBITDA was further adjusted to reflect zero Adjusted EBITDA related to one of the Company's early education tenants, CLA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company's method of calculating Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA is not a measure of performance under GAAP, does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. This measure should not be considered as an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and

Q3 2019 Supplemental	Page 31

covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, the Company calculates FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from disposition of real estate and impairment losses on real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. The Company has calculated FFO for all periods presented in accordance with this definition. In addition, the Company presents FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus costs (gain) associated with loan refinancing or payoff, transaction costs, severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, the Company presents AFFO by adding to FFO costs (gain) associated with loan refinancing or payoff, net, transaction costs, severance expense, litigation settlement expense, preferred share redemption costs, termination fees associated with tenants' exercises of education properties buy-out options, impairment

Q3 2019 Supplemental	Page 32

of direct financing lease (allowance for lease loss portion) and provision for loan losses, and by subtracting gain on early extinguishment of debt, gain on insurance recovery, and deferred income tax (benefit) expense; adding non-real estate depreciation and amortization, deferred financing fees amortization, share-based compensation expense to management and trustees and amortization of above and below market leases, net and tenant allowances; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, and the non-cash portion of mortgage and other financing income. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or its cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. The Company calculates the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), severance expense, litigation settlement expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). The Company calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. The Company considers the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. The Company's calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. The Company considers the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. The Company's calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. The Company considers the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. The Company's calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of real estate investments (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in direct financing leases, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q3 2019 Supplemental	Page 33

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Third Quarter and Nine Months Ended September 30, 2019

Q3 2019 Supplemental	Page 34

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3RD QUARTER 2019	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018

Net cash provided by operating activities	$127,506	$87,372	$122,384	$83,446	$151,134	$140,784

Equity in (loss) income from joint ventures	(435)	470	489	(5)	20	(88)
Distributions from joint ventures	—	—	(112)	—	—	(451)
Amortization of deferred financing costs	(1,552)	(1,517)	(1,502)	(1,490)	(1,470)	(1,439)
Amortization of above and below market leases, net and tenant allowances	107	58	59	54	55	55
Amortization of operating lease assets and liabilities	(1,323)	735	(445)	—	—	—
Changes in assets and liabilities, net:
Mortgage notes and related accrued interest receivable	(1,155)	1,409	135	(453)	596	1,219
Accounts receivable	(500)	2,234	(14,669)	8,680	7,995	9,222
Direct financing lease receivable	52	59	58	63	99	203
Other assets	(2,245)	(239)	5,673	(1,662)	(1,272)	163
Accounts payable and accrued liabilities	(5,639)	4,634	(4,684)	6,265	(18,002)	(2,360)
Unearned rents and interest	(8,769)	5,568	(5,951)	15,912	(12,649)	1,997
Straight-line rental revenue	(4,399)	(3,223)	(2,414)	(3,216)	(3,079)	(2,060)
Interest expense, gross	37,575	37,999	37,138	36,304	36,360	36,468
Interest cost capitalized	(386)	(1,530)	(3,137)	(2,669)	(2,697)	(2,294)
Transaction costs	5,959	6,923	5,123	1,583	1,101	405
Severance expense (cash portion)	1,103	—	317	2,720	—	—
Prepayment fees	(1,760)	—	(900)	(7,391)	(20,026)	(47,293)
Litigation settlement expense	—	—	—	—	—	2,090
Interest coverage amount (1)	$144,139	$140,952	$137,562	$138,141	$138,165	$136,621

Net cash provided (used) by investing activities	$176,446	$(333,363)	$(127,833)	$(104,684)	$46,868	$67,920

Net cash (used) provided by financing activities	$(194,098)	$235,607	$9,154	$(56,075)	$(116,130)	$(234,550)

(1) See pages 31 through 33 for definitions.

Q3 2019 Supplemental	Page 35

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAAP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of the Company's performance or to cash flows as a measure of the Company's liquidity. The tables on pages 37 through 40 provide reconciliations of these non-GAAP measures with respect to each segment and property type and should be read in conjunction with the reconciliations on page 21 of the Company's segment Adjusted EBITDA - continuing operations to the Company's net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate primarily to NOI from properties excluded from the calculation and disclosed at their carrying value.

Q3 2019 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$70,482	$14,985	$3,455	$88,922	$6,165	$25,682	$18,652	$2,273	$52,772	$10,301	$8,704	$8,638	$27,643	$3,389	$172,726
Property operating expense	3,644	5,467	386	9,497	48	1,260	1,497	38	2,843	170	415	522	1,107	1,216	14,663
Other expense	864	—	—	864	—	10,539	—	—	10,539	—	—	—	—	—	11,403
Total investment expense	4,508	5,467	386	10,361	48	11,799	1,497	38	13,382	170	415	522	1,107	1,216	26,066
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(11,600)	(11,600)
Prepayment fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$65,974	$9,518	$3,069	$78,561	$6,117	$13,883	$17,155	$2,235	$39,390	$10,131	$8,289	$8,116	$26,536	$(9,427)	$135,060
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	11,600	11,600
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,173)	(2,173)
NOI	$65,974	$9,518	$3,069	$78,561	$6,117	$13,883	$17,155	$2,235	$39,390	$10,131	$8,289	$8,116	$26,536	$—	$144,487
Quarterly GAAP NOI run rate
NOI	$65,974	$9,518	$3,069	$78,561	$6,117	$13,883	$17,155	$2,235	$39,390	$10,131	$8,289	$8,116	$26,536	$—	$144,487
In-service adjustments (2)	390	—	49	439	—	(165)	226	—	61	(1,072)	730	8	(334)	—	166
Percentage rent/participation adjustments (3)	147	47	—	194	389	(162)	252	—	479	—	(61)	27	(34)	—	639
Non-recurring adjustments (6)	(336)	—	(2)	(338)	—	551	—	—	551	—	(2,295)	—	(2,295)	—	(2,082)
Quarterly GAAP NOI run rate	$66,175	$9,565	$3,116	$78,856	$6,506	$14,107	$17,633	$2,235	$40,481	$9,059	$6,663	$8,151	$23,873	$—	$143,210
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$264,700	$38,260	$12,464	$315,424	$26,024	$56,428	$70,532	$8,940	$161,924	$36,236	$26,652	$32,604	$95,492	$—	$572,840
Quarterly cash NOI run rate
NOI	$65,974	$9,518	$3,069	$78,561	$6,117	$13,883	$17,155	$2,235	$39,390	$10,131	$8,289	$8,116	$26,536	$—	$144,487
In-service adjustments (4)	219	—	49	268	—	(165)	226	—	61	(683)	732	41	90	—	419
Percentage rent/participation adjustments (3)	147	47	—	194	389	(162)	252	—	479	—	(61)	27	(34)	—	639
Non-recurring adjustments (6)	(336)	—	(2)	(338)	—	551	—	—	551	—	(2,295)	—	(2,295)	—	(2,082)
Non-cash revenue	(906)	146	(115)	(875)	(84)	(141)	(499)	(35)	(759)	(1,571)	(792)	(755)	(3,118)	—	(4,752)
Quarterly cash NOI run rate	65,098	9,711	3,001	77,810	6,422	13,966	17,134	2,200	39,722	7,877	5,873	7,429	21,179	—	138,711
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$260,392	$38,844	$12,004	$311,240	$25,688	$55,864	$68,536	$8,800	$158,888	$31,508	$23,492	$29,716	$84,716	$—	$554,844

Q3 2019 Supplemental	Page 37

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019

	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56	$—	$326	$382	$3,044	$1,391	$1,221	$582	$6,238	$5,206	$189	$121	$5,516	$—	$12,136
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepayment fee	—	—	—	—	—	—	—	—	—	(1,760)	—	—	(1,760)	—	(1,760)
Adjusted EBITDA	$56	$—	$326	$382	$3,044	$1,391	$1,221	$582	$6,238	$3,446	$189	$121	$3,756	$—	$10,376
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$56	$—	$326	$382	$3,044	$1,391	$1,221	$582	$6,238	$3,446	$189	$121	$3,756	$—	$10,376

Quarterly GAAP NOI run rate
NOI	$56	$—	$326	$382	$3,044	$1,391	$1,221	$582	$6,238	$3,446	$189	$121	$3,756	$—	$10,376
In-service adjustments (5)	—	—	—	—	—	(685)	—	1,160	475	(123)	10	—	(113)	—	362
Percentage rent/participation adjustments (3)	—	—	—	—	—	(433)	—	—	(433)	—	—	—	—	—	(433)
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$56	$—	$326	$382	$3,044	$273	$1,221	$1,742	$6,280	$3,323	$199	$121	$3,643	$—	$10,305
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$224	$—	$1,304	$1,528	$12,176	$1,092	$4,884	$6,968	$25,120	$13,292	$796	$484	$14,572	$—	$41,220
Quarterly cash NOI run rate
NOI	$56	$—	$326	$382	$3,044	$1,391	$1,221	$582	$6,238	$3,446	$189	$121	$3,756	$—	$10,376
In-service adjustments (5)	—	—	—	—	—	(685)	—	1,160	475	(123)	10	—	(113)	—	362
Percentage rent/participation adjustments (3)	—	—	—	—	—	(433)	—	—	(433)	—	—	—	—	—	(433)
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	4	—	3	7	(1)	1	2	—	2	(157)	(74)	(3)	(234)	—	(225)
Quarterly cash NOI run rate	60	—	329	389	3,043	274	1,223	1,742	6,282	3,166	125	118	3,409	—	10,080
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$240	$—	$1,316	$1,556	$12,172	$1,096	$4,892	$6,968	$25,128	$12,664	$500	$472	$13,636	$—	$40,320

Q3 2019 Supplemental	Page 38

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 37 AND 38
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019
	ENTERTAINMENT				RECREATION					EDUCATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$70,538	$14,985	$3,781	$89,304	$9,209	$27,073	$19,873	$2,855	$59,010	$15,507	$8,893	$8,759	$33,159	$3,389	$184,862
Property operating expense	3,644	5,467	386	9,497	48	1,260	1,497	38	2,843	170	415	522	1,107	1,216	14,663
Other expense	864	—	—	864	—	10,539	—	—	10,539	—	—	—	—	—	11,403
Total investment expense	4,508	5,467	386	10,361	48	11,799	1,497	38	13,382	170	415	522	1,107	1,216	26,066
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(11,600)	(11,600)
Prepayment fee	—	—	—	—	—	—	—	—	—	(1,760)	—	—	(1,760)	—	(1,760)
Adjusted EBITDA	$66,030	$9,518	$3,395	$78,943	$9,161	$15,274	$18,376	$2,817	$45,628	$13,577	$8,478	$8,237	$30,292	$(9,427)	$145,436
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	11,600	11,600
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,173)	(2,173)
NOI	$66,030	$9,518	$3,395	$78,943	$9,161	$15,274	$18,376	$2,817	$45,628	$13,577	$8,478	$8,237	$30,292	$—	$154,863
Quarterly GAAP NOI run rate
NOI	$66,030	$9,518	$3,395	$78,943	$9,161	$15,274	$18,376	$2,817	$45,628	$13,577	$8,478	$8,237	$30,292	$—	$154,863
In-service adjustments (2) (5)	390	—	49	439	—	(850)	226	1,160	536	(1,195)	740	8	(447)	—	528
Percentage rent/participation adjustments (3)	147	47	—	194	389	(595)	252	—	46	—	(61)	27	(34)	—	206
Non-recurring adjustments (6)	(336)	—	(2)	(338)	—	551	—	—	551	—	(2,295)	—	(2,295)	—	(2,082)
Quarterly GAAP NOI run rate	$66,231	$9,565	$3,442	$79,238	$9,550	$14,380	$18,854	$3,977	$46,761	$12,382	$6,862	$8,272	$27,516	$—	$153,515
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$264,924	$38,260	$13,768	$316,952	$38,200	$57,520	$75,416	$15,908	$187,044	$49,528	$27,448	$33,088	$110,064	$—	$614,060
Quarterly cash NOI run rate
NOI	$66,030	$9,518	$3,395	$78,943	$9,161	$15,274	$18,376	$2,817	$45,628	$13,577	$8,478	$8,237	$30,292	$—	$154,863
In-service adjustments (4) (5)	219	—	49	268	—	(850)	226	1,160	536	(806)	742	41	(23)	—	781
Percentage rent/participation adjustments (3)	147	47	—	194	389	(595)	252	—	46	—	(61)	27	(34)	—	206
Non-recurring adjustments (6)	(336)	—	(2)	(338)	—	551	—	—	551	—	(2,295)	—	(2,295)	—	(2,082)
Non-cash revenue	(902)	146	(112)	(868)	(85)	(140)	(497)	(35)	(757)	(1,728)	(866)	(758)	(3,352)	—	(4,977)
Quarterly cash NOI run rate	65,158	9,711	3,330	78,199	9,465	14,240	18,357	3,942	46,004	11,043	5,998	7,547	24,588	—	148,791
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$260,632	$38,844	$13,320	$312,796	$37,860	$56,960	$73,428	$15,768	$184,016	$44,172	$23,992	$30,188	$98,352	$—	$595,164

Q3 2019 Supplemental	Page 39

RECONCILIATION OF EBITDAre, ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (1):	3RD QUARTER 2019	2ND QUARTER 2019	1ST QUARTER 2019	4TH QUARTER 2018	3RD QUARTER 2018	2ND QUARTER 2018
Net income	$34,003	$66,594	$65,349	$54,031	$91,833	$91,581
Interest expense, net	36,640	36,278	33,826	33,515	33,576	34,079
Income tax (benefit) expense	(600)	(1,300)	(605)	108	515	642
Depreciation and amortization	45,134	42,355	39,743	39,541	38,623	37,582
Gain on sale of real estate	(14,303)	(9,774)	(6,328)	(349)	(2,215)	(473)
Gain on sale of investment in direct financing leases	—	—	—	—	(5,514)	—
Impairment charges	—	—	—	10,735	—	16,548
Costs associated with loan refinancing or payoff	38,407	—	—	—	—	15
Equity in loss (income) from joint ventures	435	(470)	(489)	5	(20)	88
EBITDAre (2)	$139,716	$133,683	$131,496	$137,586	$156,798	$180,062
Severance expense	1,521	—	420	5,938	—	—
Litigation settlement expense	—	—	—	—	—	2,090
Transaction costs	5,959	6,923	5,123	1,583	1,101	405
Prepayment fees	(1,760)	—	(900)	(7,391)	(20,026)	(47,293)
Adjusted EBITDA (for the quarter)	$145,436	$140,606	$136,139	$137,716	$137,873	$135,264

Adjusted EBITDA (2)	$581,744	$562,424	$544,556	$550,864	$551,492	$541,056

ANNUALIZED ADJUSTED EBITDA (1):
Adjusted EBITDA (for the quarter)	$145,436	$140,606	$136,139	$137,716	$137,873	$135,264
Corporate/unallocated and other NOI (3)	(2,173)	(1,855)	(1,925)	(1,530)	(1,899)	(2,079)
In-service adjustments (4)	528	5,591	252	243	(3,645)	(1,785)
Percentage rent/participation adjustments (5)	206	(856)	1,335	(2,339)	(463)	517
Non-recurring adjustments (6)	213	2,668	(72)	(240)	24	(4)
Annualized Adjusted EBITDA (for the quarter)	$144,210	$146,154	$135,729	$133,850	$131,890	$131,913

Annualized Adjusted EBITDA (7)	$576,840	$584,616	$542,916	$535,400	$527,560	$527,652

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(3) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(4) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(5) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(6) Non-recurring adjustments relate primarily to properties under operating agreements with third parties.
(7) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q3 2019 Supplemental	Page 40